EXHIBIT 10.4
Execution Copy
INTERCREDITOR AGREEMENT
     THIS INTERCREDITOR AGREEMENT (this “Intercreditor Agreement”), dated as of August 4, 2009, is by and between (i) BANK OF AMERICA, N.A., as collateral agent (in such capacity, together with its successors, the “Revolving Credit Agent”), for the lenders from time to time party to the Revolving Credit Agreement (as hereinafter defined) (such lenders collectively, with the Revolving Credit Agent, the “Revolving Lenders”) and the other Revolving Secured Parties (as hereafter defined), and (ii) Wilmington Trust Company, as Note Collateral Agent (in such capacity, together with its successors, the “Note Collateral Agent”), under an Indenture dated as of August 4, 2009 with respect to the Secured HY Notes (as such term is defined below) issued by the Company in the face amount of $225,000,000. The Revolving Lenders and the Secured HY Note Holders (defined below) are sometimes individually referred to herein as a “Lender” and collectively as the “Lenders”, and the Revolving Credit Agent and Note Collateral Agent are sometimes individually referred to herein as an “Agent” and collectively as the “Agents”).
WITNESSETH:
     WHEREAS, (i) the Revolving Credit Agent, the Revolving Lenders, the Company (as such term is defined below) and the Persons listed on Schedule 1 hereto (collectively, the “Revolving Borrowers”) are parties to a Credit Agreement dated as of December 3, 2007, as amended and restated by the Amended and Restated Credit Agreement dated as of December 27, 2007 (as the same may be amended, modified, supplemented, extended, restated, renewed, refinanced, or replaced from time to time in accordance with the terms thereof and hereof, the “Revolving Credit Agreement”), (ii) the Persons listed on Schedule 2 hereto (collectively, together with any other Persons who become guarantors of the Revolving Loan Debt, the “Revolving Guarantors” and together with the Revolving Borrowers, the “Revolving Loan Parties”) have guaranteed the payment of the Revolving Debt (as hereinafter defined), and (iii) the Revolving Loan Parties have executed and delivered to the Revolving Credit Agent for the benefit of the Revolving Lenders (A) a Security Agreement dated as of December 3, 2007 (as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time in accordance with the terms thereof and hereof, the “Revolving Security Agreement”), (B) a Pledge Agreement dated as of December 3, 2007 (as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time in accordance with the terms thereof and hereof, the “Revolving Pledge Agreement”); and (C) Mortgages dated as of December 3, 2007 (as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time in accordance with the terms thereof and hereof, the “Revolving Mortgages” and together with the Revolving Security Agreement, the Revolving Pledge Agreement, and any other Security Document referred to in the Revolving Credit Agreement, the “Revolving Security Documents”) which provide, among other things, that the Revolving Loan Parties’ obligations to the Revolving Lenders and other Revolving Secured Parties are secured by liens on and security interests in the Collateral (as hereafter defined);

     WHEREAS, Wilmington Trust Company, as Trustee and the Company are parties to an Indenture dated as of August 4, 2009 with respect to the Secured HY Notes (as such term is defined below) issued by the Company in the face amount of $225,000,000 (as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time in accordance with the terms thereof and hereof, the “Indenture”), (ii) the Persons listed on Schedule 3 hereto (collectively, together with any other Persons who become guarantors of any or all of the Secured HY Debt, the “Secured HY Guarantors” and together with the Company, the “Secured HY Loan Parties”) have guaranteed the payment of all or a portion of the Secured HY Debt, and (v) the Secured HY Loan Parties have executed and delivered to the Note Collateral Agent for the benefit of the Secured HY Note Holders (A) a Security Agreement dated as of August 4, 2009 (as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time in accordance with the terms thereof and hereof, the “Secured HY Security Agreement”), (B) a Pledge Agreement dated as of August 4, 2009 (as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time in accordance with the terms thereof and hereof, the “Secured HY Pledge Agreement”); and (C) Mortgages on certain of the properties subject to the Revolving Mortgages to be dated as of August 4, 2009 (or thereafter) (as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time in accordance with the terms thereof and hereof, the “Secured HY Mortgages” and together with the Secured HY Security Agreement, and the Secured HY Pledge Agreement, the “Secured HY Security Documents”) which provide, among other things, that the Secured HY Loan Parties’ obligations to the Secured HY Note Holders are secured by liens on and security interests in certain of the Collateral;
     WHEREAS, the Revolving Credit Agent, on behalf of itself and the other Revolving Secured Parties, and the Note Collateral Agent, on behalf of itself and the other Secured HY Note Holders desire to enter into this Intercreditor Agreement to (a) confirm the relative priorities of the liens and security interests of each Secured Party in the Collateral, (b) provide for the orderly sharing among the Secured Parties, in accordance with such priorities, of proceeds of such Collateral upon any foreclosure thereon or other disposition thereof, (c) to provide for the right of the Secured HY Note Holders to purchase the debt of the Revolving Lenders under certain circumstances, and (d) document certain other agreements;
     NOW, THEREFORE, in consideration of the mutual benefits accruing to the Lenders hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
     1. DEFINITIONS
     1.1 The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, General Intangibles, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Securities Accounts, Security Entitlements, Supporting Obligations and Tangible Chattel Paper.

     1.2 As used above and in this Intercreditor Agreement, the following terms shall have the meanings ascribed to them below:
     (a) “Affiliate” shall mean, with respect to a specified Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Person specified.
     (b) “Agents” shall have the meaning specified in the preamble.
     (c) “Agreements” shall mean, collectively, the Revolving Loan Agreements and the Secured HY Documents.
     (d) “Bank Products Affiliate” shall mean any Revolving Lender or any Affiliate of a Revolving Lender that has entered into a Bank Products Agreement with a Revolving Loan Party, with the obligations thereunder secured by any of the Revolving Security Documents, together with their respective successors, assigns and transferees.
     (e) “Bank Products” shall have the meaning provided in the Revolving Credit Agreement.
     (f) “Bank Products Agreement” shall mean any agreement pursuant to which an Bank Products Affiliate agrees to provide Bank Products.
     (g) “Bankruptcy Code” shall mean Title 11 of the United States Code , as now or hereafter in effect or any successor thereto.
     (h) “Business Day” shall mean any day other than a Saturday or a Sunday, or any other day on which commercial banks are authorized or required to close under the laws of the State of New York or the Commonwealth of Massachusetts.
     (i) “Cash Management Affiliate” shall mean any Revolving Lender or any Affiliate of a Revolving Lender that provides Cash Management Services to any of the Revolving Loan Parties with the obligations of such Revolving Loan Parties thereunder being secured by one or more Revolving Security Documents, together with their respective successors, assigns and transferees.
     (j) “Cash Management Services” shall have the meaning provided in the Revolving Credit Agreement.
     (k) “Cash Management Services Agreement” shall mean any agreement pursuant to which a Cash Management Affiliate agrees to provide Cash Management Services.
     (l) “Collateral” shall mean all assets, property and interests in assets and property of any kind whatsoever, real or personal, tangible or intangible, and wherever located, of any Loan Party, now owned or hereafter acquired, in which any Agent has been, or is hereafter, granted a Lien, including, without limitation, the following:

          (1) all Accounts;
          (2) all Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper);
          (3) (x) all Deposit Accounts and all cash, checks, other negotiable instruments, funds and other evidences of payments held therein, and (y) Securities Accounts, Security Entitlements and Securities, and, in each case, all cash, checks and other property held therein or credited thereto;
          (4) all Inventory;
          (5) all Documents, General Intangibles (including Payment Intangibles, Intellectual Property and Scripts), Instruments and Commercial Tort Claims;
          (6) all Supporting Obligations and Letter-of-Credit Rights;
          (7) all books, records and information relating to the Collateral (including all books, databases, customer lists, engineer drawings and records, whether tangible or electronic);
          (8) all Equipment and Investment Property;
          (9) all Real Property; and
          (10) all collateral security, liens, guarantees, rights, remedies and privileges with respect to any of the foregoing and all cash, money, policies and certificates of insurance, deposits or other property, insurance proceeds, refunds and premium rebates, including without limitation, proceeds of fire and casualty insurance, instruments, securities, financial assets and deposit accounts received as proceeds of any of the foregoing (“Proceeds”).
     (m) “Company” means The Great Atlantic & Pacific Tea Company, Inc.
     (n) “Control Collateral” shall mean any Collateral consisting of any Certificated Security (as defined in Section 8-102 of the Uniform Commercial Code), Investment Property, Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.
     (o) “DIP Financing” shall have the meaning set forth in Section 6.1.
     (p) “Discharge of Revolving Debt” shall mean the occurrence of all of the following:

          (1) termination or expiration of all commitments to extend credit that would constitute Revolving Loans, letters of credit, bankers’ acceptances and bank guaranties;
          (2) payment in full in cash of the principal of and interest and premium (if any) on all Revolving Debt (other than any undrawn letters of credit or bank guaranties);
          (3) discharge or cash collateralization of all outstanding letters of credit, bankers’ acceptances and bank guaranties constituting Revolving Debt; and
          (4) payment in full in cash of all other Revolving Obligations that are outstanding and unpaid at the time the termination, expiration, discharge and/or cash collateralization set forth in clauses (1) through (3) above have occurred (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other contingent liabilities in respect of which no claim or demand for payment has been made at such time).
     (q) “Discharge of Secured HY Debt” shall mean the occurrence of all of the following:
          (1) payment in full in cash of the principal of and interest and premium (if any) on all Secured HY Debt; and
          (2) payment in full in cash of all other Secured HY Debt that are outstanding and unpaid at the time the termination, expiration, discharge set forth in clauses (1) through (2) above have occurred (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other contingent liabilities in respect of which no claim or demand for payment has been made at such time).
     (r) “Enforcement Action” shall mean, except as otherwise provided in the final sentence of this definition:
          (1) the taking by any Agent of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code;
          (2) the exercise by any Agent of any right or remedy provided to a secured creditor on account of a Lien, including the election to retain any of the Collateral in satisfaction of a Lien;
          (3) the taking of any action by any Agent or the exercise of any right or remedy by any Agent in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the proceeds thereof;
          (4) the appointment of, or the application of any Agent for, a receiver, receiver and manager or interim receiver of all or part of the Collateral;

          (5) the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale conducted by any Agent or any other means at the direction of any Agent permissible under applicable law;
          (6) the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code.
For the avoidance of doubt, none of the following shall be deemed to constitute an Enforcement Action: (i) the filing a proof of claim in bankruptcy court or seeking adequate protection in any Insolvency Proceeding, (ii) the exercise of rights (other than ones enumerated in clauses (1) through (6) above) by the Revolving Credit Agent provided for under the Revolving Credit Agreements upon the occurrence of a Triggering Event (as defined in the Revolving Credit Agreement) with respect to the Collateral, including, without limitation, the notification of account debtors, depository institutions or any other Person to deliver Proceeds of the Collateral to the Revolving Credit Agent, (iii) the consent by any Agent to a sale or other disposition by any Loan Party of any of its assets or properties, (iv) the acceleration of all or any portion of the Revolving Debt or the Secured HY Debt, (v) the reduction of advance rates or sub-limits by the Revolving Credit Agent, or (vi) the imposition of reserves against its borrowing base under the Revolving Credit Agreements by the Revolving Credit Agent.
     (s) “Enforcement Notice” shall mean a written notice delivered by either Party to the other Party announcing that an Enforcement Period has commenced.
     (t) “Enforcement Period” shall mean the period of time following the receipt by either Party of an Enforcement Notice from the other Party.
     (u) “Hedging Obligations” shall mean all Revolving Debt arising from (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
     (v) “Indenture” shall have the meaning set forth in the recitals.
     (w) “Indenture Event of Default” means an “Event of Default” as defined in the Indenture.

     (x) “Insolvency Proceeding” shall mean, as to any Person, any of the following: (i) any case or proceeding with respect to such Person under the Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or other law affecting creditors’ rights or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Person or (ii) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any of its assets or (iii) any proceeding for liquidation, dissolution or other winding up of the business of such Person or (iv) any assignment for the benefit of creditors or any marshalling of assets of such Person.
     (y) “Intellectual Property” shall mean all intellectual and similar property of every kind and nature now owned’ licensed or hereafter acquired by any Loan Party, including inventions, designs, patents, copyrights, licenses, trademarks, trade secrets, confidential or proprietary technical and business information, know how, show how, data or information, domain names, mask works, customer lists, vendor lists, subscription lists, software, databases, and all other proprietary information, and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.
     (z) “Lenders” shall have the meaning specified in the preamble.
     (aa) “Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or otherwise), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interests of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.
     (bb) “Loan Parties” shall mean collectively, the Revolving Loan Parties and the Secured HY Loan Parties and shall include each of their respective successors and assigns, including, without limitation, any receiver, trustee, or debtor-in-possession on behalf of such Person or on behalf of such successor or assign.
     (cc) “Maximum Revolving Debt Amount” shall mean (a) the aggregate principal amount of Revolving Debt (including the maximum amount available to be drawn under then outstanding letters of credit but exclusive of Obligations on account of Cash Management Services and Bank Products) at any one time outstanding not exceeding the greater of (i) $850,000,000 less, without duplication, the amount of any permanent repayments thereof or permanent reductions in commitments thereunder from the proceeds of one or more Asset Sales (as defined in the Indenture) which are used to permanently prepay or repay Revolving Debt, or (ii) the Secured HY Borrowing Base plus Unintentional Overadvances, plus, in each case, the sum of accrued and unpaid interest, fees, expense reimbursements and other charges then due to the Revolving Lenders (including any such interest, fees, expense reimbursements and other charges which would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not a claim for such amounts is allowed or allowable in whole or in part in such case), (b) Obligations on account of Cash Management Services, (c) Hedging Obligations, and (d) Obligations on account of other Bank Products.
     (dd) “Note Collateral Agent” shall have the meaning specified in the preamble.
     (ee) “Party” shall mean the Revolving Credit Agent or the Note Collateral Agent, and “Parties” shall mean both the Revolving Credit Agent and the Note Collateral Agent, in each case, as the context requires, together with the Revolving Secured Parties or the Secured HY Note Holders, as applicable.
     (ff) “Person” shall mean any individual, sole proprietorship, partnership, corporation, limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or political subdivision thereof.
     (gg) “Proceeds” shall have the meaning provided in the definition of Collateral.
     (hh) “QUIBs Indenture” means the indenture dated January 1, 1991 with respect to the Company’s 9.375% Senior Notes due August 1, 2039 in the aggregate principal amount of $200,000,000.
     (ii) “Real Property” shall mean any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property.
     (jj) “Revolving Credit Agreement” shall have the meaning set forth in the preamble.
     (kk) “Revolving Debt” shall mean any and all “Obligations” (as defined in the Revolving Credit Agreement and the Revolving Security Documents), including, without limitation, on account of Bank Products and Cash Management Services and on account of any DIP Financing.
     (ll) “Revolving Event of Default” means an “Event of Default” as defined in the Revolving Credit Agreement.
     (mm) “Revolving Guarantors” shall have the meaning set forth in the preamble and shall include each of their respective successors and assigns, including, without limitation, any receiver, trustee, or debtor-in-possession on behalf of such Person or on behalf of such successor or assign.
     (nn) “Revolving Lenders” shall have the meaning set forth in the preamble.
     (oo) “Revolving Loans” shall mean, collectively, “Revolving Credit Loans” and “Swing Line Loans” as defined in the Revolving Credit Agreement.

     (pp) “Revolving Loan Agreements” shall mean, collectively, the Revolving Credit Agreement, the Revolving Security Documents, all other “Loan Documents” (as such term is defined therein), all Cash Management Services Agreements, and all Bank Product Agreements, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (in whole or in part and including any agreements with, to or in favor of any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Revolving Debt).
     (qq) “Revolving Loan Parties” shall have the meaning set forth in the Preamble and shall include each of their respective successors and assigns, including, without limitation, any receiver, Note Collateral Agent, or debtor-in-possession on behalf of such Person or on behalf of such successor or assign.
     (rr) “Revolving Secured Parties” shall mean, collectively, (a) the Revolving Lenders, (b) the Revolving Credit Agent, (c) each Issuing Bank (as defined in the Revolving Credit Agreement), (d) each Bank Product Affiliate, and (e) each Cash Management Affiliate, and (f) the successors and assigns of each of the foregoing.
     (ss) “Revolving Security Documents” shall have the meaning set forth in the recitals and shall include all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with the Revolving Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.
     (tt) “Secured HY Borrowing Base” shall mean the sum of:
          (1) 80% of the book value of all Accounts of the Revolving Loan Parties; plus
          (2) 80% of the book value of all Inventory of the Revolving Loan Parties; plus
          (3) the greater of (A) 15% of the net book value of all property, plant and equipment of the Revolving Loan Parties, or (B) $259,000,000;
in each case, as such amounts are shown on the Company’s most recent publicly available balance sheet, or if greater, the amount determined under the definition of “Borrowing Base” in the Indenture (as such definition is amended and in effect from time to time).
     (uu) “Secured HY Collateral” shall mean that portion of the Collateral on which the Note Collateral Agent is granted a Lien.
     (vv) “Secured HY Debt” shall mean, without duplication:
          (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any Insolvency Proceeding with respect to any Secured HY Loan Party, whether or not allowed or allowable as a claim in any such proceeding) on any Secured HY Note;
          (ii) all fees, expenses, indemnification obligations and other amounts of whatever nature now or hereafter payable by any Secured HY Loan Party (including, without limitation, any amounts which accrue after the commencement of any Insolvency Proceeding with respect to any Secured HY Loan Party, whether or not allowed or allowable as a claim in any such proceeding) pursuant to any Secured HY Document;
          (iii) all expenses of the Note Collateral Agent, as to which such agent has a right to reimbursement under the Indenture or any other Secured HY Document including, without limitation, any and all sums advanced by the Note Collateral Agent to preserve the Secured HY Collateral or its security interest in the Secured HY Collateral; and
          (iv) in the case of each Secured HY Guarantor, all amounts now or hereafter payable by such Secured HY Guarantor and all other obligations or liabilities now existing or hereafter arising or incurred (including, without limitation, any amounts which accrue after the commencement of any Insolvency Proceeding with respect to any Secured HY Guarantor, whether or not allowed or allowable as a claim in any such proceeding) on the part of such Secured HY Guarantor pursuant to the Indenture or any other Secured HY Document;
     (ww) together in each case with all renewals, modifications, refinancings, consolidations or extensions thereof to the extent not prohibited by this Agreement.
     (xx) “Secured HY Documents” shall mean, collectively, the Indenture, all Secured HY Notes, and the Secured HY Security Documents, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (in whole or in part and including any agreements with, to or in favor of any other lender, noteholder, or other financing source or group of lenders, noteholders, or other financing sources that at any time refinances, replaces or succeeds to all or any portion of the Secured HY Debt).
     (yy) “Secured HY Guarantors” shall have the meaning set forth in the recitals and shall include each of their respective successors and assigns, including, without limitation, any receiver, trustee, or debtor-in-possession on behalf of such Person or on behalf of such successor or assign.
     (zz) “Secured HY Loan Parties” shall have the meaning set forth in the Preamble and shall include each of their respective successors and assigns, including, without limitation, any receiver, trustee, or debtor-in-possession on behalf of such Person or on behalf of such successor or assign.
     (aaa) “Secured HY Mortgages” shall have the meaning set forth in the recitals.

     (bbb) “Secured HY Notes” means any Notes (as defined in, and issued pursuant to, the Indenture).
     (ccc) “Secured HY Note Holders” shall mean any Persons who are holders or Holders (as defined in the Indenture) of the Secured HY Notes and their successors and assigns.
     (ddd) “Secured HY Pledge Agreement” shall have the meaning set forth in the recitals.
     (eee) “Secured HY Security Documents” shall have the meaning set forth in the recitals and shall include and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with the Indenture, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.
     (fff) “Shared Collateral” means any Collateral upon which both the Revolving Credit Agent and the Note Holder Agent hold a Lien, which as of the date hereof consists of the Secured HY Collateral.
     (ggg) “Standstill Period” shall mean a period of three hundred sixty-five (365) days following the date of receipt by the Revolving Credit Agent of written notice from the Note Collateral Agent of the declaration of an event of default under the Secured HY Documents and the intent of the Note Collateral Agent to commence one or more Enforcement Actions; provided, that, if at any time the event of default that was the basis for such notice from the Note Collateral Agent to Revolving Credit Agent is waived, cured or otherwise ceases to exist, no Standstill Period shall be deemed to have occurred based on such notice.
     (hhh) “Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Person is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.
     (iii) “Unintentional Overadvance” means any Overadvance (as defined in the Revolving Credit Agreement) which did not constitute an Overadvance at the time when made, but has become an Overadvance as a result of changed circumstances beyond the control of the Revolving Credit Agent or the Revolving Credit Secured Parties (such as a reduction in the collateral value of the assets included in the Tranche A Borrowing Base or Tranche A-1 Borrowing Base (each as defined in the Revolving Credit Agreement), as applicable, or by a misrepresentations by the Company or its Subsidiaries).
     1.3 All terms defined in the Uniform Commercial Code on the date hereof, unless otherwise defined herein, shall have the meanings set forth therein. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation, or in such other manner as may be approved by the requisite holders or representatives in respect of such obligation.
     2. SECURITY INTERESTS; PRIORITIES; REMEDIES
     2.1 Priority of Liens.
     (a) Notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection of any Liens granted to the Revolving Credit Agent in respect of all or any portion of the Collateral (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) or of any Liens granted to the Note Collateral Agent in respect of all or any portion of the Secured HY Collateral (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the Revolving Secured Parties or the Secured HY Note Holders in any Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of the Revolving Loan Documents or the Secured HY Documents, (iv) whether the Revolving Credit Agent or the Note Collateral Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the date on which the proceeds of the Revolving Debt or the Secured HY Debt are advanced or made available to the Loan Parties (vi) the fact that any such Liens in favor of either Party securing any of the Revolving Debt or Secured HY Debt, respectively, are equitably subordinated, voided, avoided, invalidated or lapsed, or (vii) on account of any other circumstance whatsoever, the Revolving Credit Agent, on behalf of itself and the Revolving Secured Parties, and the Note Collateral Agent, on behalf of itself and the Secured HY Note Holders, hereby agrees that:
          (1) any Lien in respect of all or any portion of the Shared Collateral now or hereafter held by or on behalf of the Note Collateral Agent or any Secured HY Note Holders that secures all or any portion of the Secured HY Debt shall in all respects be junior and subordinate to all Liens granted to the Revolving Credit Agent and the Revolving Secured Parties on the Shared Collateral to the extent (but only to the extent) the Revolving Debt does not exceed the Maximum Revolving Debt Amount;
          (2) any Lien in respect of all or any portion of the Shared Collateral now or hereafter held by or on behalf of the Revolving Credit Agent or any Revolving Secured Party that secures all or any portion of the Revolving Debt up to (but not exceeding) the Maximum Revolving Debt Amount, shall in all respects be senior and prior to all Liens granted to the Note Collateral Agent or any Secured HY Note Holder on the Shared Collateral;
          (3) any Lien in respect of all or any portion of the Shared Collateral now or hereafter held by or on behalf of the Revolving Credit Agent or any Revolving Secured Party that secures Revolving Debt which exceeds the Maximum Revolving Debt Amount shall in all respects be junior and subordinate to all Liens granted to the Note Collateral Agent and the Secured HY Note Holders on the Shared Collateral;
          (4) any Lien in respect of all or any portion of the Shared Collateral now or hereafter held by or on behalf of the Note Collateral Agent or any Secured HY Note Holder shall, except as provided in clause 5 hereof, in all respects be senior and prior to all Liens granted to the Revolving Credit Agent or any Revolving Secured Party on the Shared Collateral that secures Revolving Debt in excess of the Maximum Revolving Debt Amount;
          (5) any Lien in respect of all or any portion of the Collateral which does not constitute Shared Collateral now or hereafter held by or on behalf of the Revolving Credit Agent or any Revolving Secured Party that secures all or any portion of the Revolving Debt shall in all respects be senior and prior to all rights of the Note Collateral Agent or any Secured HY Note Holders thereto without regard to the Maximum Revolving Debt Amount.
          (6) As of the date hereof, neither the Note Collateral Agent nor any Secured HY Note Holder has any Lien on “Excluded Assets (as defined in the Indenture), including, without limitation, on any portion of the Real Property which constitutes a “Principal Property” (as defined in the QUIBs Indenture).
     2.2 Waiver of Right to Contest Liens.

     (a) Each of Revolving Credit Agent, on behalf of the Revolving Secured Parties and the Note Collateral Agent, on behalf of the Secured HY Note Holders, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Revolving Credit Agent and the Revolving Secured Parties in respect of the Collateral or Liens of the Note Collateral Agent and the Secured HY Note Holders in respect of the Secured HY Collateral or the provisions of this Agreement.
     (b) The Note Collateral Agent, on behalf of the Secured HY Note Holders, agrees that none of the Note Collateral Agent or the Secured HY Note Holders will (i) contest, protest or object to any foreclosure proceeding or action brought by the Revolving Credit Agent or any Revolving Secured Party with respect to, or any other exercise by the Revolving Credit Agent or any Revolving Secured Party of any rights and remedies relating to, the Collateral under the Revolving Loan Agreements or otherwise, or (ii) subject to its rights under the Section 2.5, will not object to the forbearance by the Revolving Credit Agent or the Revolving Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, in each case so long as the respective interests of the Secured HY Note Holders attach to the Proceeds thereof subject to the relative priorities described in Section 2.1. In furtherance of the foregoing but subject in all cases to the terms of this Agreement, the Note Collateral Agent, on behalf of the Secured HY Note Holders, hereby waives any and all rights it or the Secured HY Note Holders may have as a junior lien creditor or otherwise to contest, protest or object to the manner in which the Revolving Credit Agent or any Revolving Secured Party seeks to enforce its Liens in any Collateral. The foregoing shall not be construed to prohibit the Note Collateral Agent from enforcing the provisions of this Agreement as to the relative priority of the parties hereto.
     (c) The priorities of the Liens provided in Section 2.1 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of the Revolving Debt, the Secured HY Debt, or by any action or inaction which a Lender may take or fail to take in respect of the Collateral.
     (d) Each Agent shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Agent has been granted a Lien. This Intercreditor Agreement is intended solely to govern the respective Lien priorities as between the Parties and shall not impose on any Party any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or other governmental authority or any applicable law.
     2.3 Remedies Standstill.

     (a) The Note Collateral Agent, on behalf of the Secured HY Note Holders, agrees that until the Discharge of Revolving Debt, neither the Note Collateral Agent nor any Secured HY Note Holder will undertake any Enforcement Action with respect to any of the Collateral without the written consent of the Revolving Credit Agent, and will not take, receive or accept any proceeds of the Collateral, provided, that, (i) notwithstanding anything to the contrary contained in this Section 2.3(a) but subject at all times to the provisions of Section 4.1 hereof, the Note Collateral Agent shall have the right to commence any Enforcement Action commencing after the expiration of the Standstill Period, unless the Revolving Credit Agent has commenced one or more Enforcement Actions with respect to such Collateral before the end of the Standstill Period and is diligently pursuing in good faith such Enforcement Actions, (ii) if the Revolving Credit Agent commences one or more Enforcement Actions with respect to the Collateral prior to the expiration of the Standstill Period, and such Enforcement Actions are being diligently pursued by the Revolving Credit Agent in good faith, the Note Collateral Agent shall have no right to independently commence any Enforcement Actions unless and until such Enforcement Actions are completed or abandoned by the Revolving Credit Agent, and (iii) to the extent that the Note Collateral Agent does not commence an Enforcement Action promptly after the end of the Standstill Period, the Note Collateral Agent will give the Revolving Credit Agent not less than ten (10) Business Days prior written notice before the commencement of any Enforcement Action;
     (b) Notwithstanding the provisions of Section 2.3(a), nothing contained herein shall be construed to prevent the Note Collateral Agent or any Secured HY Note Holder from (i) filing a claim or statement of interest with respect to the Secured HY Debt owed to it in any Insolvency Proceeding commenced by or against any Loan Party, (ii) taking any action (not adverse to the priority status of the Liens of the Revolving Credit Agent and the Revolving Secured Parties on the Collateral) in order to create, perfect, preserve or protect (but not enforce) its Lien on any Collateral, (iii) filing any necessary or responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of the Note Collateral Agent or any Secured HY Note Holder, (iv) voting on any plan of reorganization or filing any proof of claim in any Insolvency Proceeding of any Loan Party, or (v) objecting to the proposed retention of Collateral by the Revolving Credit Agent and the Revolving Secured Parties in full or partial satisfaction of any Revolving Debt, in each case above, to the extent not inconsistent with, or could not result in a resolution inconsistent with, the terms of this Agreement.
     2.4 No New Liens or Guaranties.
     So long as the Discharge of Revolving Debt has not occurred, the parties hereto agree that the Loan Parties shall not grant or permit any additional Liens on any asset or property of any Loan Party to secure any Secured HY Debt and will not permit any Person to guaranty the Secured HY Debt unless it has granted or contemporaneously grants a Lien on such asset or property to secure the Revolving Debt having the relative priority described in Section 2.1 or such Person has executed a guaranty in favor of the Revolving Credit Agent and the Revolving Secured Parties. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other rights and remedies available to the Revolving Credit Agent and/or the Revolving Secured Parties, the Note Collateral Agent, on behalf of the Secured HY Note Holders, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens on the any assets or from any guaranties granted in contravention of the foregoing sentence shall be subject to Section 4.1(b).
     2.5 Exercise of Rights
     (a) No Other Restrictions. Except as expressly set forth in this Agreement, each of the Note Collateral Agent, each Secured HY Note Holder, the Revolving Credit Agent and each Revolving Secured Party shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to undertake Enforcement actions to the extent permitted under Section 2.3(a). The Revolving Credit Agent may enforce the provisions of the Revolving Loan Agreements and, except as otherwise provided herein, the Note Collateral Agent may enforce the provisions of the Secured HY Documents and, except as otherwise provided herein, each may undertake Enforcement Actions, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law; provided, however, that the Revolving Credit Agent agrees to provide to the Note Collateral Agent (x) an Enforcement Notice prior to undertaking any Enforcement Action, and (y) copies of any notices that it is required under applicable law to deliver to any Loan Party; provided, further, that the Note Collateral Agent shall provide to the Revolving Credit Agent copies of any notices sent to the Company of the occurrence of a Secured HY Event of Default, provided, further, however, any Party’s failure to provide any such copies to the other Party shall not impair any of the Party’s rights hereunder or under any of the Revolving Loan Agreements or under any of the Secured HY Documents, as applicable. Each Party agrees (i) that it will not institute any suit or other proceeding asserting and will not assert in any suit, Insolvency Proceeding or other proceeding, any claim against the other Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such Parties shall be liable for any such action taken or omitted to be taken, or (ii) it will not be a petitioning creditor or otherwise assist in the filing of an involuntary Insolvency Proceeding.
     (b) Subject to the rights of the Note Collateral Agent set forth in the proviso to Section 2.3(a) and 2.3(b) hereof, the Revolving Secured Parties shall have the exclusive right to manage, perform and enforce (or not enforce) the terms of the Revolving Loan Agreements with respect to the Collateral, to exercise and enforce all privileges and rights thereunder according to their discretion and the exercise of their good faith business judgment, including, without limitation, the exclusive right to take or retake control or possession of any Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate any Collateral. Notwithstanding any rights or remedies available to a Lender under any of the Agreements, applicable law or otherwise, the Secured HY Note Holders shall not, directly or indirectly, seek to foreclose or realize upon (judicially or non-judicially) their Lien on any Collateral (including, without limitation, by setoff or notification of account debtors).
     2.6 Release of Liens and Loan Parties. Notwithstanding anything to the contrary contained in any of the Agreements, only the Revolving Secured Parties (and not the Note Collateral Agent or the Secured HY Note Holders) shall have the right to (a) restrict or permit, or approve or disapprove, the sale, transfer or other disposition of the Collateral or take any action with respect to the Collateral, or (b) release any Loan Parties from their obligations as borrowers or guarantors (other than the Company). In that regard, in the event (i) of any private or public sale of all or any portion of the Collateral (other than in connection with a refinancing as described in Section 5.2(c)) permitted by the Revolving Loan Agreements or consented to by the requisite Revolving Lenders, whether or not a Revolving Event of Default has occurred and is continuing, or (ii) the release of any Loan Party from its obligations as a borrower or guarantor (other than the Company) by the Revolving Credit Agent and the Revolving Credit Secured Parties, the Note Collateral Agent agrees, on behalf of the Secured HY Note Holders that (x) such sale will be free and clear of the Liens on such Collateral securing the Secured HY Debt, and the Note Collateral Agent’s and the Secured HY Note Holders’ Liens with respect to the Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the Revolving Lenders’ Liens on such Collateral, or (y) such Loan Party shall be released from its obligations with respect to the Secured HY Debt without further action concurrently with, and to the same extent as, the release of the Revolving Credit Agent and Revolving Secured Parties, provided that such release by the Note Collateral Agent and the Secured HY Note Holders (x) shall not apply to the Discharge of Revolving Debt as a result of a refinancing thereof pursuant to Section 8.8 hereof, and (y) shall not extend to or otherwise affect any of the rights, if any, of the Note Collateral Agent and the Secured HY Note Holders to the proceeds of any such sale or disposition of Collateral or received from such Loan Party to obtain such release, and provided further that the proceeds of such sale or disposition or guaranty are applied in accordance with the provisions of Section 4.1 hereof. In furtherance of, and subject to, the foregoing, the Note Collateral Agent agrees that it will promptly upon written request of the Revolving Credit Agent (which request shall specify the proposed terms of sale and the type and amount of consideration to be received in connection therewith) execute any and all Lien releases or other documents reasonably requested by the Revolving Credit Agent in connection therewith.
     2.7 Waiver of Marshalling. The Note Collateral Agent, on behalf of the Secured HY Note Holders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law. For clarity, the Revolving Credit Agent and Revolving Credit Secured Parties shall have no obligation to first realize upon that portion of the Collateral which does not also constitute Secured HY Collateral prior to exercising rights and remedies against the Secured HY Collateral.
     3. ACTIONS OF THE PARTIES

     3.1 Certain Actions Permitted. The Note Collateral Agent and the Revolving Credit Agent may make such demands or file such claims in respect of the Secured HY Debt or the Revolving Debt, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time. Nothing in this Agreement shall prohibit the receipt by either Party of the required payments of interest, principal and other amounts owed in respect of the Revolving Debt or the Secured HY Debt, as applicable, so long as such receipt is not the direct or indirect result of an Enforcement Action taken by such Party of rights or remedies as a secured creditor (including setoff) or enforcement in contravention of this Agreement.
     3.2 Agent for Perfection. The Revolving Credit Agent, for and on behalf of itself and each Revolving Secured Parties, and the Note Collateral Agent, for and on behalf of itself and each Secured HY Note Holders, as applicable, each agree to hold all Collateral in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either), including, without limitation all bailee’s waivers, as agent for the other solely for the purpose of perfecting the security interest granted to each in such Collateral, subject to the terms and conditions of this Section 3.2; provided however, that the Revolving Credit Agent’s obligations to the Note Collateral Agent under this Section 3.2 shall be limited to any Shared Collateral that is in the possession, custody, or control of the Revolving Credit Agent. In addition, the Revolving Credit Agent expressly agrees to act as agent and bailee for the benefit of the Note Collateral Agent and the Secured HY Note Holders with respect to any Control Collateral that constitutes Shared Collateral. To the extent that the Revolving Credit Agent has perfected its security interest in any deposit accounts (as such term is defined in the UCC) and the Note Collateral Agent has not so perfected its interest, the Revolving Credit Agent agrees, until such time as the Note Collateral Agent perfects its interest in such deposit account, that it will act as gratuitous bailee for the Noteholder Collateral Agent for the purpose of perfecting the Liens of the Note Collateral Agent and the Secured HY Note Holders in such deposit accounts and the cash and other assets therein (but will have no duty, responsibility or obligation to the Note Collateral Agent and the Secured HY Note Holders (including, without limitation, any duty, responsibility or obligation as to the maintenance of such control, the effect of such arrangement or the establishment of such perfection)). Unless the liens in favor of the Note Collateral Agent on the Shared Collateral shall have been or concurrently are released, after the Discharge of Revolving Debt, the Revolving Credit Agent shall, at the request of the Note Collateral Agent, cooperate with the Company and the Note Collateral Agent (at the expense of the Grantors) in permitting control of any other deposit accounts to be transferred to the Note Collateral Agent. No Party shall have any obligation whatsoever to the other Party to assure that the Collateral is genuine or owned by any Loan Party or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the Revolving Credit Agent and the Note Collateral Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Collateral as agent for the other for purposes of perfecting the Lien held by the Note Collateral Agent or the Revolving Credit Agent, as applicable. Neither the Revolving Credit Agent nor the Note Collateral Agent is or shall be deemed to be a fiduciary of any kind for the other Agent, the other Lenders, or any other Person. In the event that, prior to the Discharge of Revolving Debt, the Note Collateral Agent or any Secured HY Note Holder receives any Collateral or proceeds of the Collateral in violation of the terms of this Agreement, then the Note Collateral Agent or such Secured HY Note Holder shall promptly pay over such proceeds or Collateral to the Revolving Credit Agent, in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 4.1 of this Agreement. After the Revolving Debt has been irrevocably paid in full and all commitments of the Revolving Lenders under the Revolving Credit Agreement are terminated, the Revolving Credit Agent may, in its discretion, and shall, upon the written request of the Note Collateral Agent, deliver any Secured HY Collateral in its possession to the Note Collateral Agent and shall notify all parties to any such “control” agreements of the substitution of the Note Collateral Agent for the Revolving Credit Agent thereunder and the right of the Note Collateral Agent to exercise all rights under the “control” agreements.
     3.3 Insurance. Subject to the priorities and respective rights of the Lenders contained in this Intercreditor Agreement, each of the Revolving Credit Agent and the Note Collateral Agent shall be entitled to be designated as secured party and to obtain loss payee endorsements and additional insured status with respect to any and all policies of insurance now or hereafter obtained by the Loan Parties in Collateral in which such Party may have a Lien. The Revolving Credit Agent and the Revolving Secured Parties shall, subject to such Party’s rights under its Agreements with the Loan Parties, have the sole and exclusive right, as against the Note Collateral Agent and the Secured HY Note Holders, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of such Collateral. The Note Collateral Agent and the Secured HY Note Holders shall cooperate, if necessary, in a reasonable manner in effecting the payment of insurance proceeds to the Revolving Credit Agent and the Revolving Secured Parties. The Revolving Credit Agent and the Revolving Secured Parties shall have the right (as between the parties hereto) to determine whether such proceeds will be applied to the Revolving Debt or used to rebuild, replace or repair the affected Collateral.
     3.4 No Additional Rights for the Loan Parties Hereunder. If any Revolving Lender, Secured HY Note Holder, or Agent shall enforce its rights or remedies in violation of the terms of this Agreement, the Loan Parties shall not be entitled to use such violation as a defense to any action by any Revolving Lender or Secured HY Note Holder, nor to assert such violation as a counterclaim or basis for set off or recoupment against any Revolving Lender or Secured HY Note Holder.
     4. APPLICATION OF PROCEEDS
     4.1 Application of Proceeds.
     (a) Revolving Nature of Revolving Debt. The Note Collateral Agent on behalf of itself and the Secured HY Note Holders, expressly acknowledges and agrees that (i) the Revolving Credit Agreement includes a revolving commitment, that in the ordinary course of business the Revolving Credit Agent and the Revolving Lenders will apply payments and make advances thereunder, and that no application of any Collateral or the release of any Lien by the Revolving Credit Agent upon any portion of the Collateral in connection with a disposition by the Loan Parties permitted or consented to under the Revolving Credit Agreement shall constitute a Enforcement Action under this Agreement; (ii) the amount of the Revolving Debt that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the Revolving Debt may be modified, extended or amended from time to time, and that the aggregate amount of the Revolving Debt may be increased, replaced or refinanced, in each event, without notice to or consent by the Note Collateral Agent or the Secured HY Note Holders and without affecting the provisions hereof (but without modification of the provisions of Section 2.1 as to Revolving Debt in excess of the Maximum Revolving Debt Amount); and (iii) all Collateral received by the Revolving Credit Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the Revolving Debt at any time; provided, however, that from and after the date on which the Revolving Credit Agent commences an Enforcement Action, all amounts received by the Revolving Credit Agent or any Revolving Secured Party shall be applied as specified in this Section 4.1. The Lien priorities shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the Revolving Debt or the Secured HY Debt, or any portion thereof.
     (b) Application of Proceeds of Shared Collateral. The Revolving Credit Agent and the Note Collateral Agent hereby agree that all Collateral and all proceeds thereof (other than proceeds from any Excluded Assets (including Principal Property (as defined in the Revolving Credit Agreement)) and other Collateral not constituting Shared Collateral), received by either of them in connection with any Enforcement Action with respect to the Shared Collateral shall be applied, first, to the payment of costs and expenses of the Revolving Credit Agent in connection with such Enforcement Action, second, to the payment of the Revolving Debt up to the Maximum Revolving Debt Amount in accordance with the Revolving Loan Agreements, third, to the payment of the Secured HY Debt in accordance with the Secured HY Documents, fourth, to any other Revolving Debt outstanding in accordance with the Revolving Loan Agreements; and
fifth, the balance, if any, to the Loan Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
     (c) Application of Proceeds of Excluded Assets. The Revolving Credit Agent and the Note Collateral Agent hereby agree that all Excluded Assets, including, without limitation, Principal Property (as defined in the Revolving Credit Agreement) and other Collateral not constituting Shared Collateral and all proceeds thereof received by either of them in connection with any Enforcement Action shall be applied, first, to the payment of costs and expenses of the Revolving Credit Agent in connection with such Enforcement Action, second, to the payment of Revolving Debt subject to and in accordance with the terms of the Revolving Credit Agreement, and third, the balance, if any, to the Loan Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
     (d) Payment Over of Proceeds. Any Collateral or proceeds thereof received by the Note Collateral Agent or the Secured HY Note Holders in connection with the exercise of any right or remedy (including set off) in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Revolving Credit Agent in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.
     (e) Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, neither Party shall have any obligation or liability to the other Party, regarding the adequacy of any proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken under the terms of this Agreement. Notwithstanding anything to the contrary herein contained, none of the Revolving Secured Parties, the Note Collateral Agent or the Secured HY Note Holders waives any claim that it may have against the other on the grounds that and sale, transfer or other disposition by such Person was not commercially reasonable in every respect as required by the Uniform Commercial Code.
     4.2 Specific Performance. Each of the Revolving Credit Agent and the Note Collateral Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Loan Party shall have complied with any of the provisions of any of the Loan Documents, at any time when the other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the Revolving Credit Agent, on behalf of the Revolving Secured Parties, and the Note Collateral Agent on behalf of itself and the Secured HY Note Holders, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.
     5. INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS
     5.1 Notice of Acceptance and Other Waivers.
     (a) All Revolving Debt at any time made or incurred by any Revolving Loan Party shall be deemed to have been made or incurred in reliance upon this Agreement, and the Note Collateral Agent on behalf of itself and the Secured HY Note Holders, hereby waives notice of acceptance, or proof of reliance by the Revolving Credit Agent or any Revolving Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Revolving Debt. All Secured HY Debt shall be deemed to have been made or incurred in reliance upon this Agreement, and the Revolving Credit Agent, on behalf of the Revolving Secured Parties, hereby waives notice of acceptance, or proof of reliance, by the Note Collateral Agent or the Secured HY Note Holders of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Secured HY Debt.

     (b) No Party or any of its respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the Revolving Credit Agent or any Revolving Lender honors (or fails to honor) a request by any Loan Party for an extension of credit pursuant to the Revolving Credit Agreement or any of the other Revolving Loan Documents, whether the Revolving Credit Agent or any Revolving Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a Secured HY Event of Default (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a Secured HY Event of Default, or if any Party otherwise should exercise any of its contractual rights or remedies under any Revolving Loan Agreements or Secured HY Documents (subject to the express terms and conditions hereof), no Party shall have any liability whatsoever to the other Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement).
     5.2 Modifications to Revolving Loan Documents and Secured HY Documents.
     (a) The Note Collateral Agent, on behalf of itself and the Secured HY Note Holders, hereby agrees that, without affecting the obligations of the Note Collateral Agent hereunder, the Revolving Credit Agent and the Revolving Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the Note Collateral Agent or the Secured HY Note Holders (except to the extent that such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Note Collateral Agent or the Secured HY Note Holders or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Revolving Loan Agreements in any manner whatsoever, including, without limitation, to:
(i) change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Revolving Debt or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Revolving Debt or any of the Revolving Loan Agreements;
(ii) retain or obtain a Lien on any property of any Person to secure any of the Revolving Debt, and in connection therewith to enter into any additional Revolving Loan Documents;
(iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Revolving Debt;

(iv) release its Lien on any Collateral; and
(v) exercise or refrain from exercising any rights against any Loan Party or any other Person;
provided that, no such amendment, restatement, supplement, replacement, refinancing, extension, consolidation, restructuring or modification shall, without the consent of the Note Collateral Agent contravene the provisions of this Agreement.
     The Revolving Credit Agent, on behalf of the Revolving Secured Parties, hereby agrees that, without affecting the obligations of the Revolving Credit Agent and the Revolving Secured Parties hereunder, the Note Collateral Agent and the Secured HY Note Holders may, at any time and from time to time, in their sole discretion without the consent of or notice to the Revolving Credit Agent or any Revolving Secured Party (except to the extent that such notice is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Revolving Credit Agent or any Revolving Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Secured HY Documents in any manner whatsoever, including, without limitation, to:
(i) change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Secured HY Debt or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Secured HY Debt or any of the Secured HY Documents;
(ii) subject to Section 2.4, retain or obtain a Lien on any property of any Person to secure any of the Secured HY Debt, and in connection therewith to enter into any additional Secured HY Documents;
(iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Secured HY Debt;
(iv) release its Lien on any Collateral; and
(v) exercise or refrain from exercising any rights against any Loan Party or any other Person;
provided that, no such amendment, restatement, supplement, replacement, refinancing, extension, consolidation, restructuring or modification shall, without the consent of the Revolving Credit Agent contravene the provisions of this Agreement.
     (b) No consent furnished by the Revolving Credit Agent pursuant to Section 5.2(b) hereof shall be deemed to constitute the modification or waiver of any provisions of the Revolving Loan Documents, each of which remain in full force and effect as written.
     (c) The Revolving Debt and the Secured HY Debt may be refinanced, in whole or in part, in each case, without notice to, or the consent of the Revolving Credit Agent, the Revolving Secured Parties, the Note Collateral Agent or the Secured HY Note Holders, as the case may be, all without affecting the Lien priorities provided for herein or the other provisions hereof, provided, however, that the holders of such refinancing Indebtedness (or an authorized agent or Note Collateral Agent on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the Revolving Credit Agent or the Note Collateral Agent, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the Revolving Credit Agent or the Note Collateral Agent, as the case may be.
     5.3 Reinstatement and Continuation of Agreement.
     (a) If the Revolving Credit Agent or any Revolving Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Loan Party or any other Person any payment made in satisfaction of all or any portion of the Revolving Debt (a “Revolving Recovery”), then the Revolving Debt shall be reinstated to the extent of such Revolving Recovery. If this Agreement shall have been terminated prior to such Revolving Recovery, this Agreement shall be reinstated in full force and effect in the event of such Revolving Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties. All rights, interests, agreements, and obligations of the Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Loan Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Loan Party in respect of the Revolving Debt or the Secured HY Debt. No priority or right of the Revolving Credit Agent or any Revolving Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Revolving Loan Party or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Revolving Loan Documents, regardless of any knowledge thereof which the Revolving Credit Agent or any Revolving Secured Party may have.
     (b) If the Note Collateral Agent or the Secured HY Note Holders are required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Loan Party or any other Person any payment made in satisfaction of all or any portion of the Secured HY Debt (a “Secured HY Recovery”), then the Secured HY Debt shall be reinstated to the extent of such Secured HY Recovery. If this Agreement shall have been terminated prior to such Secured HY Recovery, this Agreement shall be reinstated in full force and effect in the event of such Secured HY Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties from and after such date of reinstatement. All rights, interests, agreements, and obligations of the Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Loan Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Loan Party in respect of the Revolving Debt or the Secured HY Debt. No right of the Note Collateral Agent or the Secured HY Note Holders shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Loan Party or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Secured HY Documents, regardless of any knowledge thereof which the Note Collateral Agent or the Secured HY Note Holders may have.
     6. INSOLVENCY PROCEEDINGS
     6.1 DIP Financing.
     (a) If any Loan Party shall be subject to any Insolvency Proceeding at any time and the Revolving Credit Agent or the Revolving Lenders shall seek to provide any Loan Party with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral under Section 363 of the Bankruptcy Code (each, a “DIP Financing”), with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Collateral), then the Note Collateral Agent, on behalf of itself and the Secured HY Note Holders, agrees that it will raise no objection and will not support any objection to such DIP Financing or use of cash collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Note Collateral Agent securing the Secured HY Debt or on any other grounds (whether in its capacity as a secured or unsecured creditor), so long as (i) the Note Collateral Agent retains its Lien on the Shared Collateral to secure the Secured HY Debt (in each case, including proceeds thereof arising after the commencement of the case under the Bankruptcy Code), subject only to the Liens securing the DIP Financing, the Revolving Debt and other Liens having priority under applicable law, (ii) the terms of the DIP Financing do not compel the applicable Loan Party to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms of such plan are set forth in the DIP Financing documentation or related document; (iii) all Liens on the Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the Revolving Credit Agent and the Revolving Secured Parties securing the Revolving Debt on the Collateral, and (iv) the maximum principal amount of the DIP Financing shall not exceed the Maximum Revolving Debt Amount. Nothing contained herein shall limit the Revolving Credit Agent and the Revolving Secured Parties from proposing any DIP Financing which does not comply with each of the foregoing requirements (including, without limitation, proposing DIP Financing in excess of the Maximum Revolving Debt Amount secured by first priority Liens on the Collateral); however, in such event the Note Collateral Agent may raise any objections to such DIP Financing as it deems necessary to protect the interests of the Secured HY Note Holders.

     (b) All Liens granted to the Revolving Credit Agent or the Note Collateral Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the parties to be and shall be deemed to be subject to the Lien priority and the other terms and conditions of this Agreement.
     6.2 Relief from Stay. The Note Collateral Agent, on behalf of itself and the Secured HY Note Holders, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Collateral without the Revolving Credit Agent’s express written consent. The Revolving Credit Agent shall furnish the Note Collateral Agent with three Business Days’ prior written notice prior to its seeking relief from the automatic stay, unless such period is agreed by both the Revolving Credit Agent and the Note Collateral Agent to be modified or unless the Revolving Credit Agent makes a good faith determination that either (A) the Collateral will decline speedily in value or (B) the failure to take any action will have a reasonable likelihood of endangering the Revolving Credit Agent’s ability to realize upon the Collateral.
     6.3 No Contest; Adequate Protection.
     (a) The Note Collateral Agent on behalf of itself and the Secured HY Note Holders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the Revolving Credit Agent or any Revolving Secured Party for adequate protection of its interest in the Collateral, (b) subject to Section 6.1(a), any proposed provision of DIP Financing by the Revolving Credit Agent and the Revolving Lenders (or any other Person proposing to provide DIP Financing with the consent of the Revolving Credit Agent) or (c) any objection by the Revolving Credit Agent or any Revolving Secured Party to any motion, relief, action, or proceeding based on a claim by the Revolving Credit Agent or any Revolving Secured Party that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding).
     (b) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency Proceeding if the Revolving Secured Parties (or any subset thereof) are granted adequate protection with respect to the Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Collateral), then the Revolving Credit Agent, on behalf of itself and the Revolving Secured Parties, agrees that the Note Collateral Agent, on behalf of itself or any of the Secured HY Note Holders, may seek or request (and the Revolving Lenders will not oppose such request) adequate protection with respect to its interests in the Shared Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the Revolving Debt on the same basis as the other Liens of the Note Collateral Agent on the Collateral.
     6.4 Asset Sales. The Note Collateral Agent agrees, on behalf of itself and the Secured HY Note Holders, that it will not oppose any sale consented to by the Revolving Credit Agent of any Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding), so long as in each case, the proceeds of such sale are applied in accordance with Section 4.1 of this Agreement.
     6.5 Separate Grants of Security and Separate Classification. Each Party acknowledges and agrees that (i) the grants of Liens pursuant to the Revolving Loan Agreements and the Secured HY Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Secured HY Debt is fundamentally different from the Revolving Debt and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Revolving Secured Parties and the Note Collateral Agent in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Revolving Secured Parties and the Note Collateral Agent hereby acknowledge and agree that all distributions shall be made as if there were separate classes of Revolving Debt claims and Secured HY Debt claims against the Loan Parties, with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the other Parties), the Revolving Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest and other fees, expenses and charges that is available from the Collateral for the Revolving Secured Parties before any distribution is made in respect of the claims held by the Note Collateral Agent and the Secured HY Note Holders from such Collateral, with the Note Collateral Agent, by and on behalf of itself and the Secured HY Note Holders hereby acknowledging and agreeing to turn over amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.
     6.6 Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.
     6.7 Revolving Debt Unconditional. All rights of the Revolving Credit Agent hereunder, and all agreements and obligations of the Note Collateral Agent and the Loan Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:
(a) any lack of validity or enforceability of any Revolving Loan Document;
(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Revolving Debt, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Revolving Loan Document;
(c ) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Revolving Debt or any guarantee or guaranty thereof; or

(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Revolving Debt, or of the Note Collateral Agent or any Loan Party, to the extent applicable, in respect of this Agreement.
     6.8 Secured HY Debt Unconditional. All rights of the Note Collateral Agent hereunder, all agreements and obligations of the Revolving Credit Agent and the Loan Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:
(a) any lack of validity or enforceability of any Secured HY Document;
(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Secured HY Debt, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Secured HY Document;
(c) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Secured HY Debt or any guarantee or guaranty thereof; or
(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Secured HY Debt, or of any of the Revolving Credit Agent or any Loan Party, to the extent applicable, in respect of this Agreement.
     7. PURCHASE OPTIONS
     7.1 On or after the occurrence and during the continuance of a Revolving Event of Default and the acceleration of the Revolving Debt, the Person(s) designated by the Note Collateral Agent (the “Designated Note Purchaser(s)”) shall have the option, by written notice from the Note Collateral Agent to the Revolving Credit Agent, to purchase all of the Revolving Debt (including the Revolving Lenders’ collateral interest in the Collateral). On the date specified by the Note Collateral Agent in such notice (which may not be later than the Business Day prior to the date of commencement of the sale or other liquidation of the Collateral of which the Note Collateral Agent shall have been given no less than ten (10) days prior notice), the Revolving Lenders shall sell to the Designated Note Purchaser(s) such Revolving Debt. Upon the date of such purchase and sale, the Designated Note Purchaser(s) shall (a) pay to Revolving Credit Agent, for its account and the account of the Revolving Secured Parties, as the purchase price therefor the full amount of all such Revolving Debt (exclusive of Letter of Credit Outstandings) then outstanding and unpaid (including principal, interest, fees, indemnities, and expenses, including reasonable attorneys’ fees and legal expenses), and (b) in connection therewith furnish the Revolving Loan Agent with cash collateral in an amount equal to 103% of the maximum amount available to be drawn under outstanding Letters of Credit (as defined in the Revolving Loan Agreements). Such purchase shall be expressly made without representation or warranty of any kind by the Revolving Credit Agent or the Revolving Secured Parties and without recourse to the Revolving Credit Agent or the Revolving Secured Parties, except that Revolving Lenders shall represent and warrant: (a) that the Revolving Lenders own the Revolving Debt free and clear of any Liens or encumbrances, (b) the Revolving Lenders have the right to assign the Revolving Debt, and (c) the assignment is duly authorized, executed and delivered. Any cash collateral furnished for outstanding letters of credit which is not required to be utilized to reimburse the Revolving Lenders for any drawings thereunder and fees and expenses associated therewith shall be returned to the Note Collateral Agent upon the expiration or cancellation of each such letter of credit or after each such letter of credit is fully drawn. The obligations of the Revolving Lenders to sell their respective Revolving Debt under this Section 7.1 are several and not joint, and if any Revolving Lender breaches its obligations to sell its Revolving Debt, the Designated Note Purchaser(s) may (but shall not be obligated to) purchase the Revolving Debt of the other Revolving Lenders; it being acknowledged that nothing in this Section 7.1 shall require the Designated Note Purchaser(s) to purchase less than all of the Revolving Debt.
     8. MISCELLANEOUS
     8.1 Rights of Subrogation. The Note Collateral Agent, on behalf of the Secured HY Note Holders, agrees that no payment to the Revolving Credit Agent or any Revolving Secured Parties pursuant to the provisions of this Agreement shall entitle the Note Collateral Agent or any Secured HY Note Holder to exercise any rights of subrogation in respect thereof prior to the Discharge of Revolving Debt. Following the Discharge of Revolving Debt, the Revolving Credit Agent agrees to execute such documents, agreements, and instruments as the Note Collateral Agent may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Revolving Debt resulting from payments to the Revolving Credit Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Revolving Credit Agent are paid by such Person upon request for payment thereof.
     8.2 Further Assurances. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that either Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Revolving Credit Agent or the Note Collateral Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 8.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 8.2.
     8.3 Representations. The Note Collateral Agent represents and warrants to the Revolving Credit Agent that it has the requisite power and authority under the Indenture to enter into, execute, deliver, and carry out the terms of this Intercreditor Agreement, and that this

Intercreditor Agreement shall be binding obligations of the Note Collateral Agent and the Secured HY Note Holders, enforceable against the Note Collateral Agent and the Secured HY Note Holders in accordance with its terms. The Revolving Credit Agent represents and warrants to the Note Collateral Agent that it has the requisite power and authority under the Revolving Loan Documents to enter into, execute, deliver, and carry out the terms of this Intercreditor Agreement, and that this Agreement shall be binding obligations of the Revolving Credit Agent and the Revolving Secured Parties, enforceable against the Revolving Credit Agent and the Revolving Secured Parties in accordance with its terms.
     8.4 Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any party hereto shall be effective unless it is in a written agreement executed by the Note Collateral Agent and the Revolving Credit Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     8.5 Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, faxed, or sent by electronic transmission, overnight express courier service or United States mail and shall be deemed duly given, made or received; if delivered in person, immediately upon delivery, if by electronic transmission or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and if mailed by certified mail, return receipt requested, five (5) days after mailing to the Parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each Party, at such other address as may be designated by such party in a written notice to the other Party.

Revolving Credit Agent:	Bank of America, N.A.
100 Federal Street
Boston, Massachusetts 02110
Attention: Mr. Thomas Bullard
Telephone No: (617) 434-3824
Telecopy No.: (617) 434-4312

With a copy to:	Riemer & Braunstein, LLP
Three Center Plaza
Boston, Massachusetts 02108
Attention: David S. Berman, Esquire
Telephone No: (617) 523-9000
Telecopy No.: (617) 880-3456

Note Collateral Agent:	Wilmington Trust Company
Rodney Square North

1100 North Market Street
Wilmington, DE 19890
Attn: Corporate Capital Markets
Telecopy No.: (302) 636-4145

With a copy to:	Covington & Burling LLP
The New York Times Building
620 Eighth Avenue
New York, NY 10018-1405
Attention: Bruce Bennett, Esquire
Telephone No. (212) 841-1060
Telecopy No.: (212) 841-1010
Any Party may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Party in conformity with this Section, but such change shall not be effective until notice of such change has been received by the other party.
     8.6 No Waiver, Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     8.7 Preservation of Collateral. No Party shall have any duty to protect or preserve any rights pertaining to any of the Collateral in its possession and no Party shall have any liability to the other Party for any claims and liabilities at any time arising with respect to the Collateral in its possession so long as such Party shall use the same degree of care with respect thereto as it uses for similar property pledged to it as collateral for indebtedness of others to it.
     8.8 Continuing Agreement, Transfer of Secured Obligations.
     (a) This Agreement is a continuing agreement and shall (a) remain in full force and effect until the earlier of the Discharge of Revolving Debt or the Discharge of the Secured HY Notes, (b) be binding upon the parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the parties and their respective successors, transferees and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Intercreditor Agreement or any Collateral. All references to any Loan Party shall include any Loan Party as debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), any Party may assign or otherwise transfer all or any portion of the Revolving Debt and Secured HY Notes (in accordance with the Indenture), as applicable, to any other Person (other than any Loan Party or any Affiliate of a Loan Party and any Subsidiary of a Loan Party, it being understood and agreed that in no event shall a Revolving Secured Party, the Note Collateral Agent or any Secured HY Note Holder be deemed to constitute an Affiliate of a Loan Party), and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to such Party, as the case may be, herein or otherwise. The Revolving Secured Parties and Secured HY Note Holders may continue, at any time and without notice to the other Party hereto, to extend credit and other financial accommodations, lend monies and provide Indebtedness to, or for the benefit of, any Loan Party on the faith hereof.
     (b) In connection with any assignment or transfer of any or all of the Revolving Debt or Secured HY Debt, as applicable, (other than an assignment or transfer of any Secured HY Notes in accordance with the Indenture or pursuant to a participation), the assigning Lenders agree that any such assignment or transfer shall expressly state in writing that such assignment or transfer is subject to the terms of this Agreement and that the assignee or transferee is entitled to all of the benefits of, and is subject to all of the obligations under, this Intercreditor Agreement. Further each Party acknowledges that this Intercreditor Agreement will inure to the benefit of any third Person who refinances or succeeds to or replaces any or all of any such Lender’s financing of the Loan Parties, to the extent such Person has a security interest in any of the Collateral, whether such successor financing or replacement occurs by transfer, assignment or repayment without the necessity of any further writing; however, each Party agrees, upon request of such third Person, to execute and deliver an agreement with such Person containing terms substantially identical to those contained herein (subject to changing names of parties, documents and addresses, as appropriate).
     8.9 Governing Law; Entire Agreement. The validity, performance, and enforcement of this Intercreditor Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to principles of conflicts of law). This Intercreditor Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.
     8.10 Counterparts. This Intercreditor Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document. Delivery of an executed counterpart of a signature page of this Intercreditor Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Intercreditor Agreement.
     8.11 No Third Party Beneficiaries. This Intercreditor Agreement is solely for the benefit of the Revolving Credit Agent, Revolving Secured Parties, Note Collateral Agent and the Secured HY Note Holders. No other Person (including any Loan Party or any Affiliate of a Loan Party, or any Subsidiary of a Loan Party) shall be deemed to be a third party beneficiary of this Intercreditor Agreement.

     8.12 Headings. The headings of the articles and sections of this Intercreditor Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.
     8.13 Severability. If any of the provisions in this Intercreditor Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Intercreditor Agreement and shall not invalidate the Lien priority or the application of proceeds and other priorities set forth in this Intercreditor Agreement. The Parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     8.14 Attorneys Fees. The parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Intercreditor Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Intercreditor Agreement, irrespective of whether suit is brought.
     8.15 VENUE; JURY TRIAL WAIVER.
     (a) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
     (b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF SUCH STATE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING

ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OR ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY REVOLVING LENDER OR ANY SECURED HY NOTE HOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY REVOLVING LOAN AGREEMENTS OR ANY SECURED HY DOCUMENTS AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
     (c) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
     (d) EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
     8.16 Intercreditor Agreement. This Agreement is the Intercreditor Agreement referred to in the Revolving Credit Agreement and the Indenture. Nothing in this Agreement shall be deemed to subordinate the obligations due to (i) any Revolving Secured Party to the obligations due to any Senior HY Note Holder or (ii) any Senior HY Note Holder to the obligations due to any Revolving Secured Party (in each case, whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the parties that this Intercreditor Agreement shall effectuate a subordination of Liens but not a subordination of indebtedness.
     8.17 No Warranties or Liability. The Note Collateral Agent and the Revolving Credit Agent acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any other Revolving Loan Document or any Secured HY Document. Except as otherwise provided in this

Agreement, the Note Collateral Agent and the Revolving Credit Agent will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.
     8.18 Conflicts. In the event of any conflict between the provisions of this Intercreditor Agreement and the provisions of any of the Revolving Loan Agreement, Revolving Security Documents, the Indenture or Secured HY Security Documents, the provisions of this Intercreditor Agreement shall govern.
     8.19 Information Concerning Financial Condition of the Loan Parties. Each of the Note Collateral Agent and the Revolving Credit Agent hereby assume responsibility for keeping itself informed of the financial condition of the Loan Parties and all other circumstances bearing upon the risk of nonpayment of the Revolving Debt or Senior HY Debt. The Note Collateral Agent and the Revolving Credit Agent hereby agree that no party shall have any duty to advise any other Party of information known to it regarding such condition or any such circumstances. In the event the Note Collateral Agent or the Revolving Credit Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other Party to this Agreement, (a) it shall be under no obligation (i) to provide any such information to such other Party or any other Party on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information, or (b) it makes no representation as to the accuracy or completeness of any such information and shall not be liable for any information contained therein, and (c) the Party receiving such information hereby to hold the other Party harmless from any action the receiving party may take or conclusion the receiving party may reach or draw from any such information, as well as from and against any and all losses, claims, damages, liabilities, and expenses to which such receiving party may become subject arising out of or in connection with the use of such information.
[Signature pages follow]

     IN WITNESS WHEREOF, the Revolving Credit Agent, for and on behalf of itself and the Revolving Secured Parties, and the Note Collateral Agent for and on behalf of the Secured HY Note Holders, have caused this Agreement to be duly executed and delivered as of the date first above written.

BANK OF AMERICA, N.A., in its capacity as the Revolving Credit Agent
By:	/s/ Christine Hutchinson
	Name:	Christine Hutchinson
	Title:	Principal

WILMINGTON TRUST COMPANY, in its capacity as Note Collateral Agent
By:	/s/ Michael G. Oller, Jr.
	Name:	Michael G. Oller, Jr.
	Title:	Assistant Vice President

Signature Page to Intercreditor Agreement

ACKNOWLEDGMENT
     Each Party hereby acknowledge that it has received a copy of this Intercreditor Agreement and consents thereto, agrees to recognize all rights granted thereby to the Parties and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. Each Loan Party further acknowledge and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement and (i) as between the Revolving Secured Parties and the Loan Parties, the Revolving Loan Agreements remain in full force and effect as written and are in no way modified hereby, and (ii) as between the Note Collateral Agent and the Loan Parties, the Secured HY Documents remain in full force and effect as written and are in no way modified hereby.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
By:	/s/ Christopher McGarry
	Name:	Christopher McGarry
	Title:	Vice President and Assistant Secretary

ONPOINT, INC. (F/K/A HAMILTON PROPERTY I, INC.)
NORTH JERSEY PROPERTIES, INC. VI
AAL REALTY CORP.
ADBRETT CORP.
BERGEN STREET PATHMARK, INC.
BRIDGE STUART INC.
EAST BRUNSWICK STUART LLC
LANCASTER PIKE STUART, LLC
MACDADE BOULEVARD STUART, LLC
PLAINBRIDGE LLC
SUPERMARKETS OIL COMPANY, INC.
UPPER DARBY STUART, LLC
BEST CELLARS, INC.
BEST CELLARS MASSACHUSETTS, INC.
BEST CELLARS VA INC.
GRAPE FINDS LICENSING CORP.
GRAPE FINDS AT DUPONT, INC.
BEST CELLARS DC INC.
BEST CELLARS LICENSING CORP.

By:	/s/ Christopher McGarry
	Name:	Christopher McGarry
	Title:	President
Signature Page to Intercreditor Agreement

COMPASS FOODS, INC.
FOOD BASICS, INC.
HOPELAWN PROPERTY I, INC.
KOHL’S FOOD STORES, INC.
THE SOUTH DAKOTA GREAT ATLANTIC & PACIFIC      TEA COMPANY, INC.
KWIK SAVE INC.
MONTVALE HOLDINGS, INC.
SUPER FRESH FOOD MARKETS, INC.
SUPER FRESH FOOD MARKETS OF MARYLAND, INC.
SUPER FRESH/SAV — A — CENTER, INC.
SUPER MARKET SERVICE CORP.
SUPER PLUS FOOD WAREHOUSE, INC.
SUPERMARKET DISTRIBUTION SERVICES, INC.
2008 BROADWAY, INC.
BEV, LTD.
FARMER JACK’S OF OHIO, INC.
SHOPWELL, INC. (DBA FOOD EMPORIUM)
CLAY-PARK REALTY CO., INC.
AMSTERDAM TRUCKING CORPORATION
     (F/K/A DAITCH CRYSTAL DAIRIES, INC.)
DELAWARE COUNTY DAIRIES, INC.
GRAMATAN FOODTOWN CORP.
SHOPWELL, INC. (ORG IN CONN)
SHOPWELL, INC. (ORG IN MASS)
SHOPWELL, INC. (NEW JERSEY)
THE FOOD EMPORIUM, INC. (CONN)
THE FOOD EMPORIUM, INC. (DELAWARE)
THE FOOD EMPORIUM, INC. (NJ)
TRADEWELL FOODS OF CONN., INC.
APW SUPERMARKET CORPORATION
APW SUPERMARKETS, INC.
WALDBAUM, INC. (DBA WALDBAUM, INC. AND      FOOD MART)
LBRO REALTY, INC.
MCLEAN AVENUE PLAZA CORP.
SPRING LANE PRODUCE CORP.
THE MEADOWS PLAZA DEVELOPMENT CORP.
GREENLAWN LAND DEVELOPMENT CORP.

By:	/s/ Christopher McGarry
	Name:	Christopher McGarry
	Title:	Vice President and Secretary
Signature Page to Intercreditor Agreement

S E G STORES, INC. THE OLD WINE EMPORIUM OF WESTPORT, INC.
By:	/s/ Christopher McGarry
	Name:	Christopher McGarry
	Title:	Secretary

PATHMARK STORES, INC.
By:	/s/ Christopher McGarry
	Name:	Christopher McGarry
	Title:	Senior Vice President and Assistant Secretary

BORMAN’S, INC. (DBA FARMER JACK)
By:	/s/ Christopher McGarry
	Name:	Christopher McGarry
	Title:	Vice President and Assistant Secretary

MILIK SERVICE COMPANY, LLC By Pathmark Stores, Inc., its Manager
By:	/s/ Christopher McGarry
	Name:	Christopher McGarry
	Title:	Senior Vice President and Assistant Secretary

LO-LO DISCOUNT STORES, INC.
By:	/s/ William Moss
	Name:	William Moss
	Title:	Vice President and Treasurer
Signature Page to Intercreditor Agreement

Schedule 1
Revolving Borrowers

The Great Atlantic & Pacific Tea Company, Inc.
APW Supermarkets, Inc.
Compass Foods, Inc.
Food Basics, Inc.
Hopelawn Property I, Inc.
Lo-Lo Discount Stores, Inc.
McLean Avenue Plaza Corp.
Shopwell, Inc. [DE]
Super Fresh Food Markets, Inc.
Super Fresh/Sav -A- Center, Inc.
Super Market Service Corp.
Super Plus Food Warehouse, Inc.
Tradewell Foods of Conn., Inc.
Waldbaum, Inc.
Pathmark Stores, Inc.
AAL Realty Corp.
Bergen Street Pathmark, Inc.
Bridge Stuart Inc.
East Brunswick Stuart LLC
Lancaster Pike Stuart, LLC
MacDade Boulevard Stuart, LLC
Plainbridge LLC
Upper Darby Stuart, LLC

Schedule 2
Revolving Guarantors

Kwik Save, Inc.
Montvale Holdings, Inc.
Super Fresh Food Markets of Maryland, Inc.
Supermarket Distribution Services, Inc.
2008 Broadway, Inc.
Clay-Park Realty Co., Inc.
Delaware County Dairies, Inc.
Gramatan Foodtown Corp.
Shopwell, Inc. [MA]
Shopwell, Inc. [NJ]
The Food Emporium, Inc. [DE]
The Food Emporium, Inc. [NJ]
APW Supermarket Corporation
The Meadows Plaza Development Corp.
Spring Lane Produce Corp.
Borman’s, Inc.
Bev, Ltd.
Farmer Jack’s of Ohio, Inc.
S E G Stores, Inc.
Kohl’s Food Stores, Inc.
The South Dakota Great Atlantic & Pacific Tea Co., Inc.
Adbrett Corp.
Milik Service Company, LLC
Supermarkets Oil Company, Inc.
Amsterdam Trucking Corporation
North Jersey Properties, Inc. VI
Onpoint, Inc. (f/k/a Hamilton Property I, Inc.)
Best Cellars, Inc.
Best Cellars Massachusetts, Inc.
Best Cellars VA Inc.
Grape Finds Licensing Corp.
Grape Finds at Dupont, Inc.
Best Cellars DC Inc.
Best Cellars Licensing Corp.
Shopwell, Inc. [CT]
LBRO Realty, Inc.
Greenlawn Land Development Corp.
The Food Emporium, Inc. [CT]
The Old Wine Emporium of Westport, Inc.

Schedule 3
HY Secured Guarantors

APW Supermarkets, Inc.
Compass Foods, Inc.
Food Basics, Inc.
Hopelawn Property I, Inc.
Lo-Lo Discount Stores, Inc.
McLean Avenue Plaza Corp.
Shopwell, Inc. [DE]
Super Fresh Food Markets, Inc.
Super Fresh/Sav -A- Center, Inc.
Super Market Service Corp.
Super Plus Food Warehouse, Inc.
Tradewell Foods of Conn., Inc.
Waldbaum, Inc.
Pathmark Stores, Inc.
AAL Realty Corp.
Bergen Street Pathmark, Inc.
Bridge Stuart Inc.
East Brunswick Stuart LLC
Lancaster Pike Stuart, LLC
MacDade Boulevard Stuart, LLC
Plainbridge LLC
Upper Darby Stuart, LLC
Kwik Save, Inc.
Montvale Holdings, Inc.
Super Fresh Food Markets of Maryland, Inc.
Supermarket Distribution Services, Inc.
2008 Broadway, Inc.
Clay-Park Realty Co., Inc.
Delaware County Dairies, Inc.
Gramatan Foodtown Corp.
Shopwell, Inc. [MA]
Shopwell, Inc. [NJ]
The Food Emporium, Inc. [DE]
The Food Emporium, Inc. [NJ]
APW Supermarket Corporation
The Meadows Plaza Development Corp.
Spring Lane Produce Corp.
Borman’s, Inc.
Bev, Ltd.
Farmer Jack’s of Ohio, Inc.
S E G Stores, Inc.
Kohl’s Food Stores, Inc. - All Closed
The South Dakota Great Atlantic & Pacific Tea Co., Inc.
Adbrett Corp.
Milik Service Company, LLC
Supermarkets Oil Company, Inc.
Amsterdam Trucking Corporation
North Jersey Properties, Inc. VI
Onpoint, Inc. (f/k/a Hamilton Property I, Inc.)

Best Cellars, Inc.
Best Cellars Massachusetts, Inc.
Best Cellars VA Inc.
Grape Finds Licensing Corp.
Grape Finds at Dupont, Inc.
Best Cellars DC Inc.
Best Cellars Licensing Corp.
Shopwell, Inc. [CT]
LBRO Realty, Inc.
Greenlawn Land Development Corp.
The Food Emporium, Inc. [CT]
The Old Wine Emporium of Westport, Inc.